Net debt	6 Months Ended
Jun. 30, 2021
Subclassifications of assets, liabilities and equities [abstract]
Net Debt	Net debt

Net debt*	Second	Second	Fourth	First	First
	quarter	quarter	quarter	half	half
$ million	2021	2020	2020	2021	2020
Finance debt(a)	68,247	76,003	72,664	68,247	76,003
Fair value (asset) liability of hedges related to finance debt(b)	(1,285)	(430)	(2,612)	(1,285)	(430)
	66,962	75,573	70,052	66,962	75,573
Less: cash and cash equivalents	34,256	34,653	31,111	34,256	34,653
Net debt	32,706	40,920	38,941	32,706	40,920
Total equity	93,232	82,811	85,568	93,232	82,811
Gearing*	26.0%	33.1%	31.3%	26.0%	33.1%
(a)The fair value of finance debt at 30 June 2021 was $70,589 million (31 December 2020 $76,092 million, 30 June 2020 $77,990 million).
(b)Derivative financial instruments entered into for the purpose of managing interest rate and foreign currency exchange risk associated with net debt with a fair value liability position of $308 million (fourth quarter 2020 liability of $236 million and second quarter 2020 liability of $554 million) are not included in the calculation of net debt shown above as hedge accounting is not applied for these instruments.
(c)Net debt does not include accrued interest, which is reported within other receivables and other payables on the balance sheet and for which the associated cash flows are presented as operating cash flows in the group cash flow statement.
As part of actively managing its debt portfolio, on 9 June 2021 bp exercised its option to redeem finance debt with an outstanding aggregate principal amount of $2.4 billion on 13 July 2021. In the first quarter, the group bought back $3.9 billion equivalent of US dollar, euro and sterling bonds and terminated derivatives associated with the non-USD debt bought back. These transactions have no significant impact on net debt or gearing.